Exhibit 21.1

SUBSIDIARIES OF D.R. HORTON, INC.
As of September 30, 2025

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

Active Resource Management LLC	Arizona
Austin Data, Inc.	Texas
BLM Nevada I, LLC	Delaware
BLM Nevada II, LLC	Delaware
BLM Nevada III, LLC	Delaware
C. Richard Dobson Builders, Inc.	Virginia	Dobson Builders
Calm Water Group, LLC	Delaware
CH Funding, LLC	Delaware
CH Investments of Texas, Inc.	Delaware
CHM Partners, L.P.	Texas
CHTEX of Texas, Inc.	Delaware	America’s Storage
The Club at Cobblestone, LLC	Delaware
Continental Homes, Inc.	Delaware	Astanté Luxury Communities; Astanté Luxury Homes; D.R. Horton - Astanté Series; D.R. Horton - Continental Series; Traditions - D.R. Horton
Continental Homes of Texas, L.P.	Texas	D.R. Horton America’s Builder; Emerald Homes; Freedom Homes
Continental Residential, Inc.	California	D.R. Horton America’s Builder
Crown Operating Company, Inc.	Delaware
CV Mountain View 25 Inv, LLC	Delaware
DBC54, LLC	Delaware
Desert Ridge Phase I Partners	Arizona
DHI Commercial, Inc.	Delaware
DHI Commercial II, LLC	Delaware
DHI Commercial Acquisitions, LLC	Delaware
DHI Commercial - Highlands Reserve, LLC	Delaware
DHI Commercial - Lakeview, LLC	Delaware
DHI Commercial - Longbow, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHI Commercial - Nona West, LLC	Delaware
DHI Commercial - Oakpoint, LLC	Delaware
DHI Commercial - Reunion Club, LLC	Delaware
DHI Commercial - Rockledge, LLC	Delaware
DHI Commercial - Signal Butte, LLC	Delaware
DHI Commercial - Tamarron, LLC	Delaware
DHI Commercial - Westridge, LLC	Delaware
DHI Commercial - Woodlands, LLC	Delaware
DHI Commercial Construction, LLC	Delaware
DHI Commercial Construction of Arizona, LLC	Delaware
DHI Commercial Construction of Florida, LLC	Delaware
DHI Commercial Construction of Texas, LLC	Delaware
DHI Communities, Inc.	Delaware	DHI Communities
DHI Communities II, LLC	Delaware
DHI Communities Construction, LLC	Delaware
DHI Communities Construction of Arizona, LLC	Delaware
DHI Communities Construction of Colorado, LLC	Delaware
DHI Communities Construction of Delaware, LLC	Delaware
DHI Communities Construction of Florida, LLC	Delaware
DHI Communities Construction of Georgia, LLC	Delaware
DHI Communities Construction of Iowa, LLC	Delaware
DHI Communities Construction of Maryland, LLC	Delaware
DHI Communities Construction of Nevada, LLC	Delaware
DHI Communities Construction of North Carolina, LLC	Delaware
DHI Communities Construction of South Carolina, LLC	Delaware
DHI Communities Construction of Tennessee, LLC	Delaware
DHI Communities Construction of Texas, LLC	Delaware
DHI Communities Construction of Utah, LLC	Delaware
DHI Communities Construction of Virginia, LLC	Delaware
DHI Communities Construction of Washington, LLC	Delaware
DHI Construction LLC	Delaware
DHI Creekside Estates Utilities, LLC	Maryland
DHI Engineering, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHI Escrow Company, Inc.	California
DHI FFB, LLC	Maryland
DHI Insurance, Inc.	Vermont
DHI Mortgage Company	Colorado	CH Mortgage Company
DHI Mortgage Company GP, Inc.	Delaware
DHI Mortgage Company LP, Inc.	Delaware
DHI Mortgage Company, Ltd.	Texas	CH Mortgage Company I, Ltd.; DHI Mortgage; DHI Mortgage Company, Ltd., Limited Partnership
DHI Pinegrove Utilities, LLC	Maryland
DHI Ranch, Ltd.	Texas
DHI Power, LLC	Delaware
DHI Realty of Alabama, LLC	Delaware
DHI Realty of Mississippi, LLC	Delaware
DHI Title GP, Inc.	Texas
DHI Title LP, Inc.	Delaware
DHI Title of Alabama, Inc.	Alabama	DHI Title Agency
DHI Title of Arizona, Inc.	Arizona	DHI Title Agency
DHI Title of Arkansas, Inc.	Arkansas	DHI Title Agency
DHI Title of Florida, Inc.	Florida	DHI Title Agency
DHI Title of Louisiana, Inc.	Louisiana	DHI Title Agency
DHI Title of Minnesota, Inc.	Delaware
DHI Title of Nevada, Inc.	Delaware
DHI Title of Ohio, LLC	Delaware	DHI Title Agency
DHI Title of Texas, Ltd.	Texas
DHI Title of Washington, Inc.	Delaware
DHI Verandah South Shores Communities, LLC	Delaware	D.R. Horton
DHIC, LLC	Delaware
DHIC - Angeline, LLC	Delaware
DHIC - Arcadia, LLC	Delaware
DHIC - Ashby Village, LLC	Delaware
DHIC - Avalon, LLC	Delaware
DHIC - Black Canyon, LLC	Delaware
DHIC - Branan Field, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHIC - Bridges, LLC	Delaware	DHI Communities
DHIC - Brightleaf, LLC	Delaware
DHIC - Brightleaf Casitas, LLC	Delaware
DHIC - Brittmore, LLC	Delaware
DHIC - Brunswick Forest, LLC	Delaware
DHIC - Cadence, LLC	Delaware
DHIC - Cadence Warm Springs, LLC	Delaware
DHIC - Carlton, LLC	Delaware
DHIC - Carolina Forest, LLC	Delaware
DHIC - Celina Hills, LLC	Delaware
DHIC - Chandlers Grove, LLC	Delaware
DHIC - Chisholm Trail, LLC	Delaware
DHIC - Chisholm Trail II, LLC	Delaware
DHIC - Citrus Ridge, LLC	Delaware
DHIC - Collins Ridge, LLC	Delaware
DHIC - Cross Roads, LLC	Delaware
DHIC - Desert Peak, LLC	Delaware	DHI Communities
DHIC - Desert Ridge, LLC	Delaware
DHIC - Dorchester, LLC	Delaware
DHIC - Durbin Creek, LLC	Delaware
DHIC - Durbin Park, LLC	Delaware
DHIC - East Hudson, LLC	Delaware
DHIC - Eastview Village, LLC	Delaware
DHIC - Enclave, LLC	Delaware
DHIC - Elevon, LLC	Delaware
DHIC - Elevon Casitas, LLC	Delaware
DHIC - FMJ, LLC	Delaware
DHIC - Forum, LLC	Delaware
DHIC - Freestone, LLC	Delaware	Ascend at Rippon; DHI Communities
DHIC - Fruitville Commons, LLC	Delaware
DHIC - Gateway, LLC	Delaware	Ascend at Pena Station
DHIC - Glendale, LLC	Delaware
DHIC - Grove West, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHIC - Hammock Landing, LLC	Delaware
DHIC - Harbour View, LLC	Delaware
DHIC - Harvey, LLC	Delaware
DHIC - Heritage, LLC	Delaware
DHIC - Heritage Green PH I, LLC	Delaware
DHIC - Highlands Reserve, LLC	Delaware
DHIC - Horizon Uptown, LLC	Delaware
DHIC - Inverness, LLC	Delaware
DHIC - Jacobs Reserve, LLC	Delaware	DHI Communities
DHIC - James Pitts, LLC	Delaware
DHIC - Jamestown, LLC	Delaware
DHIC - Juno Landing, LLC	Delaware
DHIC - Kelly Park, LLC	Delaware
DHIC - Kindred, LLC	Delaware
DHIC - Kindred II, LLC	Delaware
DHIC - Kindred III, LLC	Delaware
DHIC - Lakeview, LLC	Delaware	DHI Communities
DHIC - Lakeview II, LLC	Delaware
DHIC - Landings at Gateway, LLC	Delaware
DHIC - Lindsey Place, LLC	Delaware
DHIC - Lindsey Place II, LLC	Delaware
DHIC - Lipoma, LLC	Delaware
DHIC - Little Valley, LLC	Delaware
DHIC - Little Valley B2R, LLC	Delaware
DHIC - Longbow, LLC	Delaware
DHIC - Long Valley Trails, LLC	Delaware
DHIC - Mastermind, LLC	Delaware
DHIC - Meadowdale, LLC	Delaware
DHIC - Minton Cove, LLC	Delaware
DHIC - Mirada, LLC	Delaware
DHIC - Morgan, LLC	Delaware
DHIC - Morganton Park North, LLC	Delaware
DHIC - Mountain Vista, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHIC - Myrtle Ridge, LLC	Delaware
DHIC - Naco, LLC	Delaware
DHIC - Nona West, LLC	Delaware
DHIC - Nona West II, LLC	Delaware
DHIC - North Bridges, LLC	Delaware
DHIC - Northbrooke Commons, LLC	Delaware
DHIC - Northlake, LLC	Delaware
DHIC - Northridge, LLC	Delaware
DHIC - Northshore, LLC	Delaware
DHIC - Old Holland, LLC	Delaware
DHIC - Oakpoint, LLC	Delaware
DHIC - Pathstone, LLC	Delaware
DHIC - Pioneer Hill, LLC	Delaware
DHIC - Pioneer Hill Casitas, LLC	Delaware
DHIC - Potranco, LLC	Delaware
DHIC - Prairie Village, LLC	Delaware	DHI Communities
DHIC - Reunion Club, LLC	Delaware
DHIC - Reynolds Farm, LLC	Delaware
DHIC - Ridgewood, LLC	Delaware
DHIC - Riverview, LLC	Delaware
DHIC - Rockledge, LLC	Delaware
DHIC - Sam Ridley, LLC	Delaware
DHIC - Sidbury, LLC	Delaware
DHIC - Skyline Ridge, LLC	Delaware
DHIC - South Creek, LLC	Delaware
DHIC - South Mountain, LLC	Delaware
DHIC - South Park, LLC	Delaware
DHIC - Spanish Fork, LLC	Delaware
DHIC - Stone Butte, LLC	Delaware
DHIC - Superstition Vista, LLC	Delaware
DHIC - Superstition Vista Casitas, LLC	Delaware
DHIC - Tamarron, LLC	Delaware	DHI Communities
DHIC - Tamarron II, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHIC - Tamarron III, LLC	Delaware
DHIC - Telluride, LLC	Delaware
DHIC - Tule 1.06, LLC	Delaware
DHIC - Tule 1.19.2, LLC	Delaware
DHIC - Tule 1.21, LLC	Delaware
DHIC - Tule 1.22, LLC	Delaware
DHIC - Tupelo Sands, LLC	Delaware
DHIC - Twisted Oaks, LLC	Delaware
DHIC - Valley Vista, LLC	Delaware
DHIC - Valverde, LLC	Delaware
DHIC - Varina Gateway, LLC	Delaware
DHIC - Ventana, LLC	Delaware
DHIC - Waterleigh, LLC	Delaware
DHIC - Waterleigh II, LLC	Delaware
DHIC - Waterleigh III, LLC	Delaware
DHIC - Westinghouse, LLC	Delaware
DHIC - Westridge, LLC	Delaware	DHI Communities
DHIC - Winding Oaks, LLC	Delaware
DHIC - Winding Oaks III, LLC	Delaware
DHIC - Woodlands, LLC	Delaware
DHIC - 1385, LLC	Delaware
DHIR - Allmon Farms, LLC	Delaware	DHI Residential
DHIR - Amber Creek, LLC	Delaware	DHI Residential
DHIR - Amore Village, LLC	Delaware	DHI Residential
DHIR - Arabella, LLC	Delaware	DHI Residential
DHIR - Asheville I, LLC	Delaware	DHI Residential
DHIR - Ashford Townes, LLC	Delaware	DHI Residential
DHIR - Aspen Vista, LLC	Delaware
DHIR - Atlanta Central I, LLC	Delaware
DHIR - Atlanta East I, LLC	Delaware	DHI Residential
DHIR - Atlanta West I, LLC	Delaware	DHI Residential
DHIR - Austin I, LLC	Delaware	DHI Residential
DHIR - Avery Park LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHIR - Avian Pointe, LLC	Delaware	DHI Residential
DHIR - Baldwin County I, LLC	Delaware
DHIR - Berkshire Village, LLC	Delaware
DHIR - Birmingham I, LLC	Delaware
DHIR - BLVD 120, LLC	Delaware
DHIR - Boulevard Towns, LLC	Delaware
DHIR - Bridge Harbor, LLC	Delaware	DHI Residential
DHIR - Camden Parc, LLC	Delaware	DHI Residential
DHIR - Canebrake Landing, LLC	Delaware	DHI Residential
DHIR - Capital I, LLC	Delaware	DHI Residential
DHIR - Carolina Forest SF, LLC	Delaware
DHIR - Cedar Station, LLC	Delaware	DHI Residential
DHIR - Central Carolina I, LLC	Delaware	DHI Residential
DHIR - Chapel Commons, LLC	Delaware	DHI Residential
DHIR - Charleston I, LLC	Delaware
DHIR - Charlotte North I, LLC	Delaware	DHI Residential
DHIR - Chicago I, LLC	Delaware
DHIR - Citadel at Colfax, LLC	Delaware	DHI Residential
DHIR - Colorado I, LLC	Delaware	DHI Residential; DHIR - Fossil Creek Ranch, LLC
DHIR - Columbus I, LLC	Delaware	DHI Residential
DHIR - Corpus Christi I, LLC	Delaware	DHI Residential
DHIR - Cottonwood Hallow, LLC	Delaware	DHI Residential
DHIR - Cypress Bay, LLC	Delaware	DHI Residential
DHIR - Delaware I, LLC	Delaware	DHI Residential; DHI Residential - Delaware
DHIR - Desert Willow at Hunning Ranch, LLC	Delaware
DHIR - Devco 72, LLC	Delaware	DHI Residential
DHIR - DFW East I, LLC	Delaware	DHI Residential
DHIR - DFW West I, LLC	Delaware	DHI Residential
DHIR - Dixon Preserve, LLC	Delaware	DHI Residential
DHIR - East Florida I, LLC	Delaware	DHI Residential
DHIR - Emerald Lakes, LLC	Delaware	DHI Residential
DHIR - Equinox 20, LLC	Delaware	DHI Residential

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHIR - Erikson Parks, LLC	Delaware	DHI Residential
DHIR - Estrella Vista, LLC	Delaware	DHI Residential
DHIR - Fairview Meadows, LLC	Delaware	DHI Residential
DHIR - Fort Wayne I, LLC	Delaware	DHI Residential - Fort Wayne
DHIR - Fosters Ridge, LLC	Delaware
DHIR - Fountain Park, LLC	Delaware	DHI Residential
DHIR - Graystone Ridge, LLC	Delaware	DHI Residential
DHIR - Greenville I, LLC	Delaware
DHIR - Gulf Stream, LLC	Delaware
DHIR - Harrison Trace, LLC	Delaware	DHI Residential
DHIR - The Heights, LLC	Delaware	DHI Residential
DHIR - Heritage Place, LLC	Delaware	DHI Residential
DHIR - Hidden Village, LLC	Delaware	DHI Residential
DHIR - Hilton Head-Savannah I, LLC	Delaware	DHI Residential
DHIR - Houston North I, LLC	Delaware	DHI Residential
DHIR - Houston South I, LLC	Delaware	DHI Residential
DHIR - Huff Creek, LLC	Delaware
DHIR - Huntsville I, LLC	Delaware
DHIR - Indianapolis I, LLC	Delaware	DHI Residential - Indianapolis
DHIR - Indigo, LLC	Delaware	DHI Residential
DHIR - Iowa I, LLC	Delaware	DHI Residential
DHIR - Jackson Run South, LLC	Delaware	DHI Residential - Jackson Run South
DHIR - Jennings Place, LLC	Delaware	DHI Residential
DHIR - Kindred 2B, LLC	Delaware	DHI Residential
DHIR - Knoxville I, LLC	Delaware	DHI Residential; DHI Residential - Knoxville
DHIR - La Pradera, LLC	Delaware	DHI Residential
DHIR - Lakeshore Villages, LLC	Delaware	DHI Residential
DHIR - Lakeside Palms West, LLC	Delaware	DHI Residential
DHIR - Las Vegas I, LLC	Delaware	DHI Residential
DHIR - Louisiana East I, LLC	Delaware	DHI Residential - Louisiana East
DHIR - Louisiana West I, LLC	Delaware	DHI Residential
DHIR - Louisville I, LLC	Delaware
DHIR - Lubbock I, LLC	Delaware	DHI Residential

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHIR - Memphis I, LLC	Delaware
DHIR - Millbrook Park, LLC	Delaware	DHI Residential
DHIR - Minnesota I, LLC	Delaware
DHIR - Mobile-Mississippi I, LLC	Delaware	DHI Residential
DHIR - Mustang Creek, LLC	Delaware	DHI Residential
DHIR - Myrtle Beach I, LLC	Delaware
DHIR - Nashville I, LLC	Delaware
DHIR - New Jersey I, LLC	Delaware	DHI Residential
DHIR - North Central Texas I, LLC	Delaware	DHI Residential
DHIR - North Florida I, LLC	Delaware	DHI Residential
DHIR - Northern Virginia I, LLC	Delaware	DHI Residential
DHIR - Northwest Arkansas I, LLC	Delaware
DHIR - Oklahoma City I, LLC	Delaware	DHI Residential - Oklahoma City
DHIR - Oregon I, LLC	Delaware
DHIR - Orlando East I, LLC	Delaware	DHI Residential
DHIR - Orlando West I, LLC	Delaware	DHI Residential
DHIR - Osprey Point Towns, LLC	Delaware	DHI Residential
DHIR - Panama City I, LLC	Delaware	DHI Residential
DHIR - Parkview at Lynn Haven, LLC	Delaware
DHIR - Pecan Creek, LLC	Delaware	DHI Residential
DHIR - Pensacola I, LLC	Delaware	DHI Residential
DHIR - Phoenix East I, LLC	Delaware	DHI Residential
DHIR - Phoenix West I, LLC	Delaware	DHI Residential
DHIR - Pikes Peak Heights, LLC	Delaware	DHI Residential
DHIR - Pinnacle at North Main, LLC	Delaware	DHI Residential
DHIR - Poplar Village, LLC	Delaware
DHIR - Properties I, LLC	Delaware
DHIR - Reno I, LLC	Delaware	DHI Residential
DHIR - The Residences at Butler Creek, LLC	Delaware
DHIR - Riverstone at Westpointe, LLC	Delaware	DHI Residential
DHIR - Roadrunner Estates, LLC	Delaware	DHI Residential
DHIR - Rock Ridge, LLC	Delaware
DHIR - Sacramento I, LLC	Delaware	DHI Residential; Isles

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHIR - Salt Lake City I, LLC	Delaware
DHIR - San Antonio I, LLC	Delaware	DHI Residential
DHIR - Sandalwood, LLC	Delaware	DHI Residential
DHIR - San Marcos I, LLC	Delaware	DHI Residential
DHIR - Sara Park, LLC	Delaware	DHI Residential
DHIR - SoCal North I, LLC	Delaware	DHI Residential
DHIR - SoCal South I, LLC	Delaware	DHI Residential
DHIR - Soluna, LLC	Delaware	DHI Residential
DHIR - Southeast Florida I, LLC	Delaware	DHI Residential
DHIR - Southern Virginia I, LLC	Delaware	DHI Residential
DHIR - Southwest Florida I, LLC	Delaware	DHI Residential
DHIR - Starling Pointe, LLC	Delaware	DHI Residential
DHIR - Sunset Village, LLC	Delaware
DHIR - Tallahassee I, LLC	Delaware	DHI Residential
DHIR - Tamarron, LLC	Delaware	DHI Residential
DHIR - Tampa North I, LLC	Delaware	DHI Residential
DHIR - Tampa South I, LLC	Delaware	DHI Residential
DHIR - Tara St. Augustine, LLC	Delaware	DHI Residential
DHIR - Taylor Farms, LLC	Delaware
DHIR - Tempo at Decatur, LLC	Delaware	DHI Residential
DHIR - Tucson I, LLC	Delaware	DHI Residential
DHIR - Valley View, LLC	Delaware
DHIR - Village at Hickory Street, LLC	Delaware
DHIR - West Central Florida I, LLC	Delaware	DHI Residential
DHIR - Westpoint, LLC	Delaware	DHI Residential
DHIR - Wilmington I, LLC	Delaware	DHI Residential
DHIR - Wolf North, LLC	Delaware	DHI Residential
D.R. Horton - CHAustin, LLC	Delaware
D.R. Horton - Colorado, LLC	Delaware
D.R. Horton - Corpus Christi, LLC	Delaware	Braselton Homes
D.R. Horton - Crown, LLC	Delaware	Crown Communities
D.R. Horton - Emerald, Ltd.	Texas
D.R. Horton - Georgia, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

D.R. Horton - Highland, LLC	Delaware
D.R. Horton - Houston, LLC	Delaware
D.R. Horton - Indiana, LLC	Delaware	Westport Homes
D.R. Horton - Iowa, LLC	Delaware	Classic Builders
D.R. Horton - MV, LLC	Delaware
D.R. Horton - Nebraska, LLC	Delaware
D.R. Horton - NW Arkansas, LLC	Delaware
D.R. Horton - Pensacola, LLC	Delaware
D.R. Horton - Permian, LLC	Delaware
D.R. Horton - Regent, LLC	Delaware
D.R. Horton - Springfield, LLC	Delaware
D.R. Horton - Terramor, LLC	Delaware	Terramor Homes
D.R. Horton - Texas, Ltd.	Texas	D.R. Horton - Texas, Ltd. LP; Emerald Homes
D.R. Horton - Tulsa, LLC	Delaware
D.R. Horton - WPA, LLC	Delaware
D.R. Horton - WPH, LLC	Delaware
D.R. Horton - Wyoming, LLC	Delaware
D.R. Horton, Inc. - Birmingham	Alabama
D.R. Horton, Inc. -Chicago	Delaware
D.R. Horton, Inc. - Denver	Delaware	D.R. Horton - Trimark Series; Trimark Communities
D.R. Horton, Inc. - Dietz-Crane	Delaware
D.R. Horton, Inc. - Greensboro	Delaware
D.R. Horton, Inc. - Gulf Coast	Delaware
D.R. Horton, Inc. - Huntsville	Delaware
D.R. Horton, Inc. - Jacksonville	Delaware	Emerald Homes
D.R. Horton, Inc. - Louisville	Delaware
D.R. Horton, Inc. - Midwest	California	Emerald Homes; Express Homes; Freedom Homes
D.R. Horton, Inc. - Minnesota	Delaware
D.R. Horton, Inc. - New Jersey	Delaware	D.R. Horton; Emerald Homes; Emerald Homes of Pennsylvania; Express Homes; Express Homes of Pennsylvania; Freedom Homes; Freedom Homes of Pennsylvania
D.R. Horton, Inc. - NNV	Delaware
D.R. Horton, Inc. - Portland	Delaware	D.R. Horton America’s Builder; Emerald Homes; Express Homes

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

D.R. Horton, Inc. - Torrey	Delaware	Torrey Homes
D.R. Horton, Inc. Foundation	Texas
D.R. Horton BAY, Inc.	Delaware
D.R. Horton CA2, Inc.	California	Express Homes
D.R. Horton CA3, Inc.	Delaware	D.R. Horton America’s Builder; Express Homes
D.R. Horton CA4, LLC	Delaware
D.R. Horton CA5, Inc.	Delaware
D.R. Horton Commercial, Inc.	Delaware
D.R. Horton Cruces Construction, Inc.	Delaware
D.R. Horton Hawaii LLC	Delaware
D.R. Horton Hawaii Power LLC	Hawaii
D.R. Horton Insurance Agency, Inc.	Texas
D.R. Horton LA North, Inc.	Delaware
D.R. Horton Life Insurance Agency, Inc.	Texas
D.R. Horton Los Angeles Holding Company, Inc.	California	D.R. Horton America’s Builder
D.R. Horton Management Company, Ltd.	Texas
D.R. Horton Materials, Inc.	Delaware
D.R. Horton Realty, LLC	Delaware
D.R. Horton Realty of Arkansas, LLC	Delaware
D.R. Horton Realty of Atlantic County, LLC	Delaware
D.R. Horton Realty of Central Florida, LLC	Delaware
D.R. Horton Realty of Delaware, LLC	Delaware
D.R. Horton Realty of Emerald Coast, LLC	Delaware
D.R. Horton Realty of Georgia, Inc.	Delaware
D.R. Horton Realty of Louisiana, LLC	Delaware
D.R. Horton Realty of Melbourne, LLC	Delaware
D.R. Horton Realty of Northwest Florida, LLC	Delaware
D.R. Horton Realty of Ohio, Inc.	Delaware
D.R. Horton Realty of Sarasota, LLC	Delaware
D.R. Horton Realty of Southeast Florida, LLC	Delaware
D.R. Horton Realty of Southwest Florida, LLC	Delaware
D.R. Horton Realty of Tampa, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

D.R. Horton Realty of Texas, LLC	Delaware	D.R. Horton Realty of Oklahoma
D.R. Horton Realty of Virginia, LLC	Delaware	D.R. Horton Realty of Maryland; D.R. Horton Realty of West Virginia
D.R. Horton Realty of West Central Florida, LLC	Delaware
D.R. Horton Serenity Construction, LLC	Delaware
D.R. Horton Urban Renewal, LLC	New Jersey
D.R. Horton VEN, Inc.	California	D.R. Horton America’s Builder
DRH - ARK, LLC	Delaware
DRH - ASG, LLC	Delaware
DRH - Doss Ferry, LLC	Delaware
DRH - Greenville, LLC	Delaware
DRH - HWY 114, LLC	Delaware	Express Homes
DRH Cambridge Homes, LLC	Delaware
DRH Capital Trust I	Delaware
DRH Capital Trust II	Delaware
DRH Capital Trust III	Delaware
DRH Colorado Realty, Inc.	Delaware
DRH Construction, Inc.	Delaware
DRH Energy, Inc.	Colorado
DRH FS Mortgage Reinsurance, Ltd.	Turks & Caicos
DRH Land Opportunities I, Inc.	Delaware
DRH Land Opportunities II, Inc.	Delaware
DRH Land Ventures, LLC	Delaware
DRH Mountain View, LLC	Delaware
DRH Multi-Family Rental, LLC	Delaware
DRH Oil & Gas, Inc.	Delaware
DRH Opportunities I, Inc.	Delaware
DRH Phoenix Construction, Inc.	Arizona
DRH Properties, Inc.	Arizona
DRH Realty Company, Inc.	California	CH Realty
DRH Realty of Indiana, LLC	Delaware
DRH Realty of Iowa, LLC	Delaware	D.R. Horton; D.R. Horton Homes
DRH Realty of Kansas City, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DRH Realty of Kentucky, LLC	Delaware
DRH Realty of Nebraska, LLC	Delaware
DRH Regrem VII, LP	Texas
DRH Regrem XII, LP	Texas
DRH Regrem XV, Inc.	Delaware
DRH Regrem XVI, Inc.	Delaware
DRH Regrem XVII, Inc.	Delaware
DRH Regrem XVIII, Inc.	Delaware
DRH Regrem XIX, Inc.	Delaware
DRH Regrem XX, Inc.	Delaware
DRH Regrem XXI, Inc.	Delaware
DRH Regrem XXII, Inc.	Delaware
DRH Regrem XXIII, Inc.	Delaware
DRH Regrem XXIV, Inc.	Delaware
DRH Regrem XXV, Inc.	Delaware
DRH Regrem LIII, LLC	Delaware
DRH Regrem LIV, LLC	Delaware
DRH Regrem LV, LLC	Delaware
DRH Regrem LVI, LLC	Delaware
DRH Regrem LVII, LLC	Delaware
DRH Regrem LVIII, LLC	Delaware
DRH Regrem LIX, LLC	Delaware
DRH Regrem LX, LLC	Delaware
DRH Regrem LXI, LLC	Delaware
DRH Regrem LXII, LLC	Delaware
DRH Regrem LXIII, LLC	Delaware
DRH Regrem LXIV, LLC	Delaware
DRH Regrem LXV, LLC	Delaware
DRH Rental, Inc.	Delaware
DRH Rental Holdco, Inc.	Delaware
DRH Single-Family Rental, LLC	Delaware
DRH Southwest Construction, Inc.	California
DRH Tucson Construction, Inc.	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DRHI, Inc.	Delaware
DRHR - Property Management, Inc.	Delaware
Emerald Creek No. 4, L.P.	Texas
Emerald Realty of Central Florida, LLC	Delaware
Emerald Realty of North Florida, LLC	Delaware
Emerald Realty of Northwest Florida, LLC	Delaware
Emerald Realty of Southeast Florida, LLC	Delaware
Emerald Realty of Southwest Florida, LLC	Delaware
Encore II, Inc.	Arizona
Encore Venture Partners, L.P.	Delaware
Encore Venture Partners II (California), L.P.	Delaware
Encore Venture Partners II (Texas), L.P.	Delaware
Express Realty of Central Florida, LLC	Delaware
Express Realty of North Florida, LLC	Delaware
Express Realty of Northwest Florida, LLC	Delaware
Express Realty of Southwest Florida, LLC	Delaware
Fish Springs Ranch LLC	Nevada
FOG NonOp, LLC	Delaware
Forestar Group Inc.	Delaware
Founders Oil & Gas, LLC	Delaware
Founders Oil & Gas II, LLC	Delaware
Founders Oil & Gas III, LLC	Delaware
Founders Oil & Gas IV, LLC	Delaware
Founders Oil & Gas Operating, LLC	Delaware
Georgetown Data, Inc.	Texas
Germann & McQueen, L.L.C.	Arizona
GP-Encore, Inc.	Arizona
Grande Realty Incorporated	New Jersey
Grande Realty of Pennsylvania, LLC	Delaware	D.R. Horton Realty of Pennsylvania
Grande Title Agency, LLC	New Jersey
Greywes, LLC	California
HPH Homebuilders 2000 L.P.	California
Kaomalo LLC	Hawaii

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

KDB Homes, Inc.	Delaware	Continental Homes; Continental Welcome Home; D.R. Horton America’s Builder; D.R. Horton - Continental Series
Lexington Homes - DRH, LLC	Delaware	D.R. Horton America’s Builder; Emerald Homes; Express Homes; Freedom Homes; Lexington Homes
Martin Road Lake Forest, LLC	Colorado
McQueen & Willis, LLC	Arizona
Meadows I, Ltd.	Delaware
Meadows II, Ltd.	Delaware
Meadows VIII, Ltd.	Delaware
Meadows IX, Inc.	New Jersey
Meadows X, Inc.	New Jersey
Melody Homes, Inc.	Delaware	D. Jensen Homes, Inc.; D.R. Horton America’s Builder; D.R. Horton - Melody Series; Emerald Homes; Express Homes; Freedom Homes
Metro Title, LLC	Virginia
MRLF, LLC	Colorado
Nevada Land and Resource Holdings, Inc.	Nevada
Pacific Ridge - DRH, LLC	Delaware	D.R. Horton; Pacific Ridge; Pacific Ridge - DRH
Pensacola Land Company, LLC	Delaware
PM456, LLC	Delaware
Resource Development and Infrastructure, LLC	Nevada
Rielly Carlsbad LLC	Delaware
Rielly Homes Madison, LLC	Delaware
Schuler Homes of Arizona LLC	Delaware	D.R. Horton - Continental Series; D.R. Horton - Schuler Series
Schuler Homes of California, Inc.	California
Schuler Homes of Oregon, Inc.	Oregon
Schuler Homes of Washington, Inc.	Washington	Keys & Schuler Homes; Schuler Homes Northwest
SFTEN, LLC	Delaware
SGS Communities at Grande Quay L.L.C.	New Jersey
SHLR of California, Inc.	California
SHLR of Nevada, Inc.	Nevada
SHLR of Washington, Inc.	Washington
SRHI LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

SSHI LLC	Delaware	D.R. Horton; D.R. Horton Custom Homes; DR Horton; DR Horton Custom Homes; Emerald Homes; Express Homes; Stafford Homes
Surprise Village North, LLC	Arizona
Tierra Financial Advisors, LLC	Delaware
Travis County Title Company	Texas	DHI Escrow Agency, Inc.; DHI Title Agency; DHI Title of North Carolina; Pioneer Title Agency
Treasure Assets, LLC	Delaware
Vertical Construction Corporation	Delaware
Vidler New Mexico LLC	Nevada
Vidler Water Company Inc.	Nevada
Vidler Water Resources, Inc.	Delaware
Walker Drive, LLC	Delaware
Western Pacific Housing-Antigua, LLC	Delaware
Western Pacific Housing-Broadway, LLC	Delaware
Western Pacific Housing-Canyon Park, LLC	Delaware
Western Pacific Housing-Carrillo, LLC	Delaware
Western Pacific Housing-Communications Hill, LLC	Delaware
Western Pacific Housing-Copper Canyon, LLC	Delaware
Western Pacific Housing-Creekside, LLC	Delaware
Western Pacific Housing-Lomas Verdes, LLC	Delaware
Western Pacific Housing-Lyons Canyon Partners, LLC	Delaware
Western Pacific Housing-McGonigle Canyon, LLC	Delaware
Western Pacific Housing - Mountaingate, L.P.	California
Western Pacific Housing-Norco Estates, LLC	Delaware
Western Pacific Housing-Pacific Park II, LLC	Delaware
Western Pacific Housing-Park Avenue East, LLC	Delaware
Western Pacific Housing-Park Avenue West, LLC	Delaware
Western Pacific Housing-Playa Vista, LLC	Delaware
Western Pacific Housing-River Ridge, LLC	Delaware
Western Pacific Housing - SDG, LLC	California
Western Pacific Housing-Terra Bay Duets, LLC	Delaware
Western Pacific Housing-Torrey Meadows, LLC	Delaware
Western Pacific Housing-Torrey Village Center, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

Western Pacific Housing - Westlake II, L.P.	California
Western Pacific Housing-Windemere, LLC	Delaware
Western Pacific Housing, Inc.	Delaware	D.R. Horton America’s Builder; Emerald Homes; Express Homes
Western Pacific Housing Management, Inc.	California
WPH-Camino Ruiz, LLC	Delaware
WPH-Copper Canyon, LLC	Delaware
WPH-Copper Canyon II, LLC	Delaware
91st Avenue & Happy Valley, L.L.C.	Arizona
2 C Development Company LLC	California
3692 Coolidge Court, LLC	Delaware
7689 East Pinnacle Peak Road, LLC	Delaware
415-H Church Street, LLC	Delaware
2635 Meridian Parkway, LLC	Delaware
137 Mitchells Chance, LLC	Delaware
1050 North Argonne Road, LLC	Delaware
5901 North Honore Avenue, LLC	Delaware
6875 North Oracle Road, LLC	Delaware
10700 Pecan Park Austin, Inc.	Delaware
3665-3685 Priority Way South Drive, LLC	Delaware
8800 Roswell Road Bldg. B, LLC	Delaware
11241 Slater Avenue NE, LLC	Delaware
1900 South Price Road, LLC	Delaware
5502 West Walsh Lane, LLC	Delaware	DRH - 5502 W. Walsh Lane, LLC
8440 Wyoming Blvd NE, LLC	Delaware